EXHIBIT 99.1

GORDON ELLIS
1569 Dempsey Road, North Vancouver, B.C., CANADA V7K 1S8
Phone (604) 980 0834     Fax (604) 904 4105



5 August 2006

The Board of Directors
El Capitan Precious Metals, Inc.
14301 North 87th Street
Scottsdale, AZ  85260

Dear Sirs:

Gentlemen, it is with regret that I herein submit my resignation from the Board of Directors of El Capitan Precious Metals, Inc., effective immediately.


      /s/ Gordon Ellis
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Gordon Ellis